Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2008

NEW ORLEANS—October 26, 2007—Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2007, of $86.5 million, or $1.56 per common share, on revenues of $319.0 million. For the same quarter last year, net earnings were $104.2 million, or $1.86 per common share, on revenues of $274.0 million. The immediately preceding quarter ended June 30, 2007, had net earnings of $87.5 million, or $1.55 per common share, on revenues of $305.5 million.

Included in net earnings for the quarter ended September 30, 2006, was a gain of $28.2 million ($17.2 million after tax, or $0.31 per common share) related to the August 2006 sale of 11 of the company’s offshore tug vessels for a total cash price of $34.8 million. Included in net earnings for the quarter ended June 30, 2007, were after-tax charges totaling $3.5 million, or $.06 per common share, related to the settlement of a recent class action in California related to certain wage and hour claims of certain former and current employees, retirement costs of a senior executive and legal costs associated with the Company’s ongoing previously disclosed investigation of its Nigerian operations.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Friday, October 26, 2007, at 9:00 a.m. CDST, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 10:00 a.m. CDST on October 27, 2007, and will continue until 11:59 p.m. CDST on October 29, 2007. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 19404875.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com, and at the CCBN website, www.streetevents.com. The online replay will be available until November 26, 2007.

Tidewater Inc. owns 456 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

Contact:

Tidewater Inc., New Orleans

Joe Bennett, Senior Vice President, Principal Accounting Officer and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	September 30, 2007	March 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$320,983	393,806
Trade and other receivables, net	296,066	286,808
Marine operating supplies	40,355	44,902
Other current assets	9,314	6,033

Total current assets	666,718	731,549

Investments in, at equity, and advances to unconsolidated companies	25,616	24,423
Properties and equipment:
Vessels and related equipment	2,758,613	2,609,324
Other properties and equipment	81,137	51,955

	2,839,750	2,661,279
Less accumulated depreciation and amortization	1,215,782	1,179,182

Net properties and equipment	1,623,968	1,482,097

Goodwill	328,754	328,754
Other assets	99,338	82,475

Total assets	$2,744,394	2,649,298

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on capitalized lease obligations	53,255	2,194
Accounts payable	70,396	75,217
Accrued expenses	53,657	45,880
Accrued property and liability losses	6,097	6,130
Other current liabilities	30,723	17,259

Total current liabilities	214,128	146,680

Long-term debt	300,000	300,000
Capitalized lease obligations	—	19,712
Deferred income taxes	183,574	179,687
Accrued property and liability losses	14,859	15,510
Other liabilities and deferred credits	122,114	101,699
Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 54,867,584 shares at September and 57,476,898 shares at March	5,487	5,748
Other stockholders’ equity	1,904,232	1,880,262

Total stockholders’ equity	1,909,719	1,886,010

Total liabilities and stockholders’ equity	$2,744,394	2,649,298

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2007	2006	2007	2006
Revenues:
Vessel revenues	$297,368	271,314	590,259	529,999
Other marine revenues	21,678	2,665	34,269	13,800

	319,046	273,979	624,528	543,799

Costs and expenses:
Vessel operating costs	142,307	122,568	280,847	242,330
Costs of other marine revenues	19,485	1,948	31,232	11,862
Depreciation and amortization	29,836	28,563	58,033	56,360
General and administrative	30,680	23,975	62,192	47,667
Gain on sales of assets	(2,102)	(28,439)	(9,032)	(31,152)

	220,206	148,615	423,272	327,067

	98,840	125,364	201,256	216,732
Other income (expenses):
Foreign exchange gain (loss)	141	35	(384)	(734)
Equity in net earnings of unconsolidated companies	3,725	3,376	7,111	5,825
Minority interests	(85)	(248)	(129)	(228)
Interest and miscellaneous income	4,146	3,733	9,831	8,510
Interest and other debt costs	(1,336)	(2,345)	(4,178)	(4,925)

	6,591	4,551	12,251	8,448

Earnings before income taxes	105,431	129,915	213,507	225,180
Income taxes	18,965	25,724	39,499	49,540

Net earnings	$86,466	104,191	174,008	175,640

Basic earnings per common share	$1.57	1.87	3.13	3.11

Diluted earnings per common share	$1.56	1.86	3.11	3.08

Weighted average common shares outstanding	55,111,678	55,595,519	55,593,382	56,446,266
Incremental common shares from stock options	447,266	525,457	447,033	618,644

Adjusted weighted average common shares	55,558,944	56,120,976	56,040,415	57,064,910

Cash dividends declared per common share	$.15	.15	.30	.30

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2007	2006
Operating activities:
Net earnings	$174,008	175,640
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	58,033	56,360
Provision for deferred income taxes	(13,399)	16,451
Gain on sales of assets	(9,032)	(31,252)
Equity in earnings of unconsolidated companies, net of dividends	(6,620)	(2,071)
Minority interests, net of dividends	(21)	(10)
Compensation expense—stock-based	6,049	5,194
Changes in assets and liabilities, net:
Trade and other receivables	(9,185)	(18,058)
Marine operating supplies	4,547	(2,116)
Other current assets	(3,281)	(3,276)
Accounts payable	(4,804)	6,461
Accrued expenses	7,777	816
Accrued property and liability losses	(106)	(235)
Other current liabilities	11,901	2,197
Other, net	4,604	10,795

Net cash provided by operating activities	220,471	216,896

Cash flows from investing activities:
Proceeds from sales of assets	58,714	55,531
Additions to properties and equipment	(216,453)	(128,235)
Repayments of advances to unconsolidated companies	—	9,496
Other	—	218

Net cash (used in) provided by investing activities	(157,739)	(62,990)

Cash flows from financing activities:
Debt borrowings	—	5,000
Principal payments on debt	—	(5,000)
Principal payments on capitalized lease obligations	(2,527)	—
Proceeds from exercise of stock options	43,419	4,495
Cash dividends	(16,806)	(17,185)
Stock repurchases	(174,743)	(131,735)
Excess tax benefits on stock options exercised	15,102	1,413

Net cash used in financing activities	(135,555)	(143,012)

Net change in cash and cash equivalents	(72,823)	10,894
Cash and cash equivalents at beginning of period	393,806	246,109

Cash and cash equivalents at end of period	$320,983	257,003

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$8,839	6,813
Income taxes	$29,297	31,758
Non-cash financing activities:
Capitalized leases	$33,876	—

The company’s revenues and operating costs for the quarters and six-month periods ended September 30, 2007 and 2006 and for the quarter ended June 30, 2007 were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2007	2006	2007	2006	2007
Revenues:
Vessel revenues:
United States	$43,183	62,272	86,255	124,080	43,072
International	254,185	209,042	504,004	405,919	249,819

	297,368	271,314	590,259	529,999	292,891
Other marine revenues	21,678	2,665	34,269	13,800	12,591

	$319,046	273,979	624,528	543,799	305,482

Operating costs:
Vessel operating costs:
Crew costs	$76,694	66,248	152,939	129,657	76,245
Repair and maintenance	25,402	25,313	49,960	50,302	24,558
Insurance and loss reserves	4,539	4,407	10,577	8,955	6,038
Fuel, lube and supplies	12,169	10,776	23,485	22,141	11,316
Vessel operating leases	965	364	1,731	618	766
Other	22,538	15,460	42,155	30,657	19,617

	142,307	122,568	280,847	242,330	138,540
Costs of other marine revenues	19,485	1,948	31,232	11,862	11,747

	$161,792	124,516	312,079	254,192	150,287

The company’s vessel operating profit and other components of earnings before income taxes for the quarters and six-month periods ended September 30, 2007 and 2006 and for the quarter ended June 30, 2007 consist of the following:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2007	2006	2007	2006	2007
Vessel activity:
United States	$9,815	26,361	20,180	52,285	10,365
International	94,770	76,798	190,680	144,914	95,910

	104,585	103,159	210,860	197,199	106,275
Gain on sales of assets	2,102	28,439	9,032	31,152	6,930
Other marine services	2,043	612	2,778	1,712	735

Operating profit	108,730	132,210	222,670	230,063	113,940

Equity in net earnings of unconsolidated companies	3,725	3,376	7,111	5,825	3,386
Interest and other debt costs	(1,336)	(2,345)	(4,178)	(4,925)	(2,842)
Corporate general and administrative	(9,904)	(6,248)	(21,001)	(12,543)	(11,097)
Other income	4,216	2,922	8,905	6,760	4,689

Earnings before income taxes	$105,431	129,915	213,507	225,180	108,076

The company’s vessel utilization percentages and average day rates by vessel class and in total for the quarters and six month periods ended September 30, 2007 and 2006 and the quarter ended June 30, 2007, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2007	2006	2007	2006	2007
UTILIZATION:
United States-based fleet:
Deepwater vessels	95.1%	99.4	93.4	96.6	91.3
Towing-supply/supply	56.6	64.0	58.9	64.1	61.0
Crew/utility	88.5	87.4	88.4	91.8	88.3
Offshore tugs	—	41.8	—	40.5	—
Total	69.1%	69.5	69.7	68.7	70.3
International-based fleet:
Deepwater vessels	91.8%	94.9	94.1	92.1	96.3
Towing-supply/supply	76.9	77.7	77.1	77.5	77.4
Crew/utility	89.0	86.2	87.5	85.0	86.2
Offshore tugs	59.8	65.1	61.5	68.5	63.4
Other	48.3	52.0	51.4	48.9	54.7
Total	78.3%	78.9	78.6	78.7	79.0
Worldwide fleet:
Deepwater vessels	92.5%	95.8	94.0	93.0	95.5
Towing-supply/supply	74.1	75.1	74.5	74.9	75.0
Crew/utility	88.9	86.4	87.7	86.1	86.5
Offshore tugs	59.8	61.7	61.5	62.8	63.4
Other	48.3	52.0	51.4	48.9	54.7
Total	77.0%	77.2	77.4	76.8	77.8

AVERAGE VESSEL DAY RATES:
United States-based fleet:
Deepwater vessels	$23,382	23,442	23,394	22,444	23,432
Towing-supply/supply	11,856	12,102	11,907	11,875	11,951
Crew/utility	6,270	6,456	6,136	6,457	5,992
Offshore tugs	—	17,793	—	16,596	—
Total	$12,254	12,606	12,126	12,290	12,001
International-based fleet:
Deepwater vessels	$22,423	19,593	22,805	18,929	23,175
Towing-supply/supply	10,080	8,311	9,781	8,194	9,478
Crew/utility	4,584	3,895	4,624	3,822	4,663
Offshore tugs	6,511	6,328	6,781	6,139	7,044
Other	4,419	3,526	5,074	3,569	5,653
Total	$9,768	8,222	9,662	8,028	9,557
Worldwide fleet:
Deepwater vessels	$22,615	20,369	22,913	19,639	23,218
Towing-supply/supply	10,267	8,944	10,020	8,808	9,774
Crew/utility	4,852	4,319	4,854	4,275	4,855
Offshore tugs	6,511	7,469	6,781	7,504	7,044
Other	4,419	3,526	5,074	3,569	5,653
Total	$10,064	8,935	9,958	8,738	9,852

The company’s average number of vessels by class and geographic distribution for the quarters and six-month periods ended September 30, 2007 and 2006 and for the quarter ended June 30, 2007, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2007	2006	2007	2006	2007
United States-based fleet:
Deepwater vessels	7	7	7	7	6
Towing-supply/supply	35	50	36	50	38
Crew/utility	13	14	13	14	12
Offshore tugs	—	6	—	9	—

Total	55	77	56	80	56

International-based fleet:
Deepwater vessels	30	29	30	29	30
Towing-supply/supply	221	205	219	206	218
Crew/utility	68	70	71	70	74
Offshore tugs	38	39	37	39	37
Other	5	7	5	7	5

Total	362	350	362	351	364

Owned or chartered vessels included in marine revenues	417	427	418	431	420
Vessels withdrawn from service	24	48	25	55	25
Joint-venture and other	14	20	14	21	13

Total	455	495	457	507	458

The company’s vessel commitments by vessel class and type as of September 30, 2007:

	U. S. Built			International Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 9/30/07	Number of Vessels	Total Cost Commitment	Expended Through 9/30/07
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	6	$169,140	$54,205
Platform supply vessels	3	$72,537	$14,767	8	$179,082	$23,319
Replacement Fleet:
Anchor handling towing supply	—	—	—	16	$249,578	$102,401
Platform supply vessels	2	$30,696	$22,307	6	$74,602	$17,681
Crewboats and offshore tugs:
Crewboats – 175-foot	2	$15,057	$3,100	2	$17,312	$2,808
Crewboats – water jet	—	—	—	2	$2,391	$1,169
Offshore tugs	—	—	—	3	$40,555	$6,561

Totals	7	$118,290	$40,174	43	$732,660	$208,144

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	12/07	03/08	06/08	09/08	12/08	Thereafter
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	6
Platform supply vessels	1	—	—	—	1	9
Replacement Fleet:
Anchor handling towing supply	2	4	3	6	1	—
Platform supply vessels	1	1	—	1	1	4
Crewboats and offshore tugs:
Crewboats – 175-foot	2	—	—	—	—	2
Crewboats – water jet	2	—	—	—	—	—
Offshore tugs	—	—	1	—	—	2

Totals	8	5	4	7	3	23